UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2021

OMNICHANNEL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39726	85-3113789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor West

51 John F. Kennedy Parkway

Millburn, NJ 07078

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (908) 271-6641

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	OCA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	OCA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OCA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 23, 2021, the management and the Audit Committee (the “Audit Committee”) of Omnichannel Acquisition Corp. (the “Company”) concluded that the Company’s audited financial statements as of December 31, 2020 filed in the Company’s Form 10-K filed on March 31, 2021 (and restated in the Company’s Form 10-K/A filed on May 4, 2021) contained errors relating to the classification of $5,000,009 of stockholders’ equity as permanent equity, which the Company has determined should be reclassified as temporary equity. In light of this error, it was determined that it is appropriate to amend and restate the Company’s previously issued audited financial statements as of December 31, 2020, that was included in the Company’s Annual Report on Form 10-K filed on March 31, 2021 (and restated in the Company’s Form 10-K/A filed on May 4, 2021); the Company’s previously issued unaudited financial statements as of September 30, 2021, that was included in the Company’s Quarterly Report on Form 10-Q filed on November 12, 2021; the Company’s previously issued unaudited financial statements as of June 30, 2021, that was included in the Company’s Quarterly Report on Form 10-Q filed on August 13, 2021; the Company’s previously issued unaudited financial statements as of March 31, 2021, that was included in the Company’s Quarterly Report on Form 10-Q filed on June 8, 2021; and the Company’s previously issued audited financial statements as of November 24, 2020, that was included in the Company’s Current Report on Form 8-K filed on December 1, 2020 (collectively, “Non-Reliance Financial Statements”). The reclassification of amounts from permanent equity to temporary equity results in non-cash financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows. The “Investments held in trust account” is correctly stated at $206,498,802 in the previously filed audited financial statements as of December 31, 2020.

Considering such restatement, the Non-Reliance Financial Statements should no longer be relied upon. The Company will file an amendment to the Company’s Form 10-K filed on March 31, 2021 (and restated in the Company’s Form 10-K/A filed on May 4, 2021) with respect to the audited financial statements as of December 31, 2020, reflecting the reclassification of all the Company’s Class A Common Stock as temporary equity as soon as practicable. The Company will also file an amendment to the Company’s Form 10-Q filed on November 12, 2021, with respect to the unaudited financial statements as of September 30, 2021, reflecting the reclassification of all the Company’s Class A Common Stock as temporary equity as soon as practicable. The Company will also file an amendment to the Company’s Form 10-Q filed on August 13, 2021, with respect to the unaudited financial statements as of June 30, 2021 reflecting the reclassification of all the Company’s Class A Common Stock as temporary equity as soon as practicable. The Company will also file an amendment to the Company’s Form 8-K filed on December 1, 2020, with respect to the audited financial statements as of November 24, 2020, reflecting the reclassification of all the Company’s Class A Common Stock as temporary equity as soon as practicable. The restated financial statements of the Company as of and for the year ended December 31, 2020, and the nine months ended September 30, 2021, will be included in an amendment to Omnichannel Acquisition Corp.’s registration statement on Form S-4 (File no. 333-258747).

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s independent registered public accounting firm, Withum, Smith + Brown, PC.

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICHANNEL ACQUISITION CORP.

	By:	/s/ Christine Pantoya
	Name:	Christine Pantoya
	Title:	Chief Financial Officer

Date: November 24, 2021

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